Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Kewaunee Scientific Corporation (the “Company”) for the period ended July 31, 2019, I, Donald T. Gardner III, Vice President, Finance and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	such Form 10-Q of the Company for the period ended July 31, 2019, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in such Form 10-Q of the Company for the period ended July 31, 2019, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 6, 2019

/s/ Donald T. Gardner III
Donald T. Gardner III
Vice President, Finance and Chief Financial Officer